SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-k

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 13, 2002




                           J. C. Penney Company, Inc.
             (Exact name of registrant as specified in its charter)




  Delaware                           1-15274                       26-0037077
(State or other jurisdiction      (Commission File No.)         (I.R.S. Employer
 of incorporation )                                          Identification No.)

6501 Legacy Drive
Plano, Texas                                                      75024-3698

(Address of principal executive offices)                          (Zip code)


Registrant's telephone number, including area code:  (972) 431-1000


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Item 9.  Regulation FD Disclosure

     The Company's chief executive officer and chief financial officer announced today that they fully intend to sign the certifications required in connection with the filing of the Company's report on Form 10-Q for the second quarter. Given the Company's January 25, 2003 fiscal year-end, the Form 10-Q, and the accompanying certifications, will be completed when due in early September.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  J. C. PENNEY COMPANY, Inc.
                                                       (Registrant)

                                                   /s/ Charles R. Lotter
                                                   ----------------------------
                                                   Charles R. Lotter
                                                   Executive Vice President,
                                                   Secretary and General Counsel


Date:  August 13, 2002